        Exhibit 10.3
ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) dated as of May 17, 2024 is between Laboratory Corporation of America Holdings, a Delaware corporation (“Labcorp”), Labcorp Holdings Inc., a Delaware corporation (“LHI”), and Radiance Merger Sub Inc., a Delaware corporation (“Merger Sub”). All capitalized terms used in this Agreement and not defined herein have the respective meanings ascribed to them in the Agreement and Plan of Merger, dated as of May 17, 2024 (the “Merger Agreement”), by and among Labcorp, LHI and Merger Sub.
RECITALS
WHEREAS, pursuant to the Merger Agreement, Merger Sub will merge with and into Labcorp with Labcorp surviving as a direct, wholly owned subsidiary of LHI (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Reorganization”) and each outstanding share of common stock of Labcorp, par value $0.10 per share (“Labcorp Stock”) will be converted into one share of common stock of LHI, par value $0.10 per share (“LHI Stock”) of the same class and with the same rights and privileges relative to LHI that such share had relative to Labcorp prior to the Merger;

WHEREAS, once the conditions set forth in the Merger Agreement have been satisfied or waived, as the case may be, Labcorp intends to file a certificate of merger executed in accordance with the relevant provisions of the General Corporation Law of the State of Delaware (the “DGCL”) (the “Certificate of Merger”), with the Secretary of State of the State of Delaware (the “Secretary of State”) and shall make all other filings or recordings required under the DGCL to effectuate the Merger, which shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State or at such later date and time as is specified in the Certificate of Merger (the date and time the Merger becomes effective being referred to herein as the “Effective Time”).
WHEREAS, in connection with the Reorganization, Labcorp will transfer and assign (including sponsorship of) to LHI, and LHI will assume (including sponsorship of), Labcorp’s equity compensation plans listed on Exhibit A hereto and any subplans, appendices or addendums thereto, and any and all agreements evidencing Awards (as defined below) (the “Labcorp Equity Compensation Plans”);
WHEREAS, in connection with the Reorganization and as a consequence of the transfers and assignments of the Labcorp Equity Compensation Plans, at the Effective Time, Labcorp will transfer and assign to LHI, and LHI will assume and perform all obligations of Labcorp pursuant to (i) each stock option to purchase a share of Labcorp Stock (each, a “Stock Option”), (ii) each right to acquire or vest in a share of Labcorp Stock pursuant to awards of restricted stock units (each, an “RSU”) and pursuant to awards of performance shares (each, a “Performance Share”), and (iii) each right to purchase a share of Labcorp Stock under the Laboratory Corporation of America Holdings 2016 Employee Stock Purchase Plan (the “Labcorp ESPP”) (each, an “ESPP Right”) (the Stock Options, RSUs, Performance Shares and ESPP Rights, collectively, the “Awards”) issued under the Labcorp Equity Compensation Plans that is outstanding and unexercised, unvested and not yet paid immediately prior to the Effective Time, which Awards shall be converted into a Stock Option or ESPP Right or an RSU or a Performance Share pursuant to which the holder may acquire a share of LHI Stock with the same rights and privileges relative to LHI that such Stock Option, ESPP Right, RSU or Performance Share had relative to Labcorp immediately prior to the Effective Time on otherwise the same terms and conditions as were applicable immediately prior to the Effective Time, including, for Stock Options, at an exercise price per share equal

        Exhibit 10.3
to the exercise price per share for the applicable share of Labcorp Stock and for ESPP Rights at a purchase price determined in accordance with the terms of the Labcorp ESPP.

WHEREAS, in connection with the Reorganization, Labcorp will transfer and assign to LHI, and LHI will assume and perform all obligations of Labcorp pursuant to each of the other agreements listed on Exhibit B hereto (the “Other Agreements”);
WHEREAS, the Board of Directors of Labcorp has determined that it is in the best interests of Labcorp and its stockholders for Labcorp to enter into this Agreement;
WHEREAS, the Board of Directors of LHI has determined that it is in the best interests of LHI and its stockholders for LHI to enter into this Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Labcorp and LHI hereby agree as follows:

I.EQUITY PLANS AND AWARDS
1.Subject to and as of the Effective Time, Labcorp transfers and assigns to LHI and LHI assumes and agrees to perform, from and after the Effective Time, all obligations of Labcorp pursuant to the Labcorp Equity Compensation Plans.
2.Subject to and as of the Effective Time, Labcorp transfers and assigns to LHI and LHI assumes and agrees to perform all obligations of Labcorp pursuant to each Award that is outstanding and unexercised or unvested and not yet paid or payable immediately prior to the Effective Time issued under the Labcorp Equity Compensation Plans and each such Award shall be converted into an identical equity award of LHI as follows:
(a)each RSU and Performance Share shall be converted into a right to acquire or vest in, on otherwise the same terms and conditions as were applicable under the applicable Labcorp Equity Compensation Plan and/or agreement evidencing an Award, a share of LHI Stock with the same rights and privileges applicable to the share of Labcorp Stock subject to such RSU or Performance Share immediately prior to the Effective Time;

(b)each Stock Option shall be converted into an option to purchase, on otherwise the same terms and conditions as were applicable under the applicable Labcorp Equity Compensation Plan and/or agreement evidencing an Award, a share of LHI Stock with the same rights and privileges applicable to the share of Labcorp Stock subject to such Stock Option immediately prior to the Effective Time, at an exercise price per share equal to the exercise price per share of Labcorp Stock subject to such Stock Option immediately prior to the Effective Time, provided that all Stock Options shall be adjusted and converted in accordance with the requirements of Section 424 of the United States Internal Revenue Code of 1986, as amended, and regulations thereunder; and

        Exhibit 10.3

(c)each ESPP Right shall be converted into a right to purchase, on otherwise the same terms and conditions as were applicable under the Labcorp ESPP a number of shares of LHI Stock as determined in accordance with the terms of the Labcorp ESPP, provided that for purposes of the Offering Period (as such term is defined in the Labcorp ESPP) in effect as of the Effective Time (the “Current Offering Period”), the purchase price per share of LHI Stock under the Labcorp ESPP will be 85% of the lesser of the average of the high and low sales price of (i) a share of Labcorp Stock on the first trading day of the Current Offering Period or (ii) a share of LHI Stock on the last trading day of Current Offering Period.
3.At the Effective Time, the Awards, the Labcorp Equity Compensation Plans and any provision of any other compensatory plan, agreement or arrangement providing for the grant or issuance of Labcorp Stock shall each be automatically deemed to be amended, to the extent necessary or appropriate, to provide that references to Labcorp in such awards, documents and provisions shall be read to refer to LHI and references to Labcorp Stock in such awards, documents and provisions shall be read to refer to LHI Stock. LHI and Labcorp agree to (i) prepare and execute all amendments to the Labcorp Equity Compensation Plans, Awards and other documents necessary to effectuate LHI’s assumption of the Labcorp Equity Compensation Plans and outstanding Awards, (ii) provide notice of the assumption to holders of such Awards, and (iii) submit any required filings with the Securities and Exchange Commission in connection with the same.
4.On or prior to the Effective Time, LHI shall reserve sufficient shares of LHI Stock to provide for the issuance of LHI Stock to satisfy LHI’s obligations under this Agreement with respect to the Labcorp Equity Compensation Plans and Awards assumed by LHI.
5.Labcorp and LHI agree that the Reorganization does not constitute a “Change in Control” under the Laboratory Corporation of America Holdings 2016 Omnibus Incentive Plan, as such term is defined therein.
II.OTHER AGREEMENTS
1.Subject to and as of the Effective Time, Labcorp transfers and assigns and LHI assumes and agrees to perform, from and after the Effective Time, all of the obligations of Labcorp pursuant to the Other Agreements.

2.At the Effective Time, the Other Agreements shall each be automatically deemed to be amended, to the extent necessary or appropriate, to provide that references to Labcorp in such agreements, documents and provisions shall be read to refer to LHI and references to Labcorp Stock in such agreements, documents and provisions shall be read to refer to LHI Stock. LHI and Labcorp agree to) prepare and execute all amendments to the Other Agreements necessary to effectuate LHI’s assumption of the Other Agreements.

III.MISCELLANEOUS
1.Each of Labcorp and LHI will, from time to time and at all times hereafter, upon every reasonable request to do so by any other party hereto, make, do, execute and deliver, or cause to be made, done, executed and delivered, all such further acts, deeds, assurances and things as may be reasonably required or necessary in order to further implement and carry out the intent and purpose of this Agreement.

        Exhibit 10.3
IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement, or have caused this Agreement to be duly executed and delivered on their behalf.

LABORATORY CORPORATION OF AMERICA HOLDINGS
By:    /s/ Sandra D. van der Vaart
Name:    Sandra D. van der Vaart
Title:    Executive Vice President, Chief Legal
Officer, Chief Compliance Officer and Secretary

LABCORP HOLDINGS INC.
By:    /s/ Sandra D. van der Vaart
Name:     Sandra D. van der Vaart
Title:     Executive Vice President, Chief Legal Officer
and Secretary

RADIANCE MERGER SUB INC.
By:    /s/ Sandra D. van der Vaart
Name:     Sandra D. van der Vaart
Title: President and Secretary

        Exhibit 10.3
Exhibit A - Labcorp Equity Compensation Plans
Laboratory Corporation of America Holdings 2016 Omnibus Incentive Plan
Laboratory Corporation of America Holdings Amended and Restated 2016 Employee Stock Purchase Plan

A -1

        Exhibit 10.3
Exhibit B - Other Agreements
Executive Employment Agreement, dated June 4, 2019, by and between Laboratory Corporation of America Holdings and Adam H. Schechter.

B -1